Other income/(expense), net (Details) - Schedule of other expense, net - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021	Dec. 31, 2020
Schedule Of Other Expense Net Abstract
Foreign exchange losses, net	$ (2,519)	$ (1,106)	$ (153)
Government grants (note)	935	1,012	2,283
Gains on disposal of property and equipment, net	215	94	375
Fair value gains/(losses) on other investments	(12,958)	(12,363)	4,909
Others	62	487	140
Total	$ (14,265)	$ (11,876)	$ 7,554